UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 20, 2006

DIGUANG INTERNATIONAL DEVELOPMENT CO., LTD.
(Formerly Online Processing, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	333-69270	22-3774845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 TH Floor, Building 64, Jinlong Industry District Majialong
Nanshan District, Shenzhen, PRC
Post Code: 518052
(Address of principal executive offices (zip code))

86-755-2655-3580
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Lopez, Blevins, Bork & Associates, LLP (“Lopez”), audited our financial statements for the years ended December 31, 2004 and December 31, 2005. They did not resign, declined to stand for re-election or dismissed. They were not re-appointed as our auditors following the completion of their audit report dated February 11, 2006 for the fiscal year ended December 31, 2005.

Lopez’s report dated April 11, 2005, on our consolidated balance sheet as of December 31, 2004 and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the years ended December 31, 2004 and 2003, did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report indicated we had suffered losses in 2004 and 2003 and that we were required to raise additional capital; and the report raised substantial doubts on our ability to continue as a going concern.

In addition, Lopez’s report dated February 11, 2006, on our consolidated balance sheet as of December 31, 2005 and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the years ended December 31, 2005 and 2004, did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report indicated we had suffered losses in 2005 and 2004 and that we were required to raise additional capital; and the report raised substantial doubts on our ability to continue as a going concern.

During our two most recent fiscal years and the subsequent interim period preceding our decision not to re-appoint Lopez, we had no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement if not resolved to the satisfaction of Lopez, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The decision to change accountants from Lopez to BDO Reanda was approved by our board of directors. BDO Reanda was engaged by Diguang International Holdings Limited on July 25, 2005, our principal and wholly owned subsidiary. In connection with and subsequent to the reverse merger, we believe that it is in our best interest to continue the appointment of BDO Reanda to be the independent registered accountant for the public company, and therefore retained BDO Reanda as our new independent registered accounting firm.

During our two most recent fiscal years and the subsequent interim period prior to retaining BDO Reanda: (1) Neither we nor someone on our behalf consulted BDO Reanda regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K and (2) BDO Reanda did not  provide us with a written  report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

(d) Exhibits

Exhibit No.	Description
16.1	Letter re change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diguang International Development Co., Ltd.

By:	/s/ Jackie You Kazmerzak
Jackie You Kazmerzak
Chief Financial Officer